                       CONSENT AND LETTER OF TRANSMITTAL
                    TO TENDER AND GIVE CONSENT IN RESPECT OF
           8.5% SERIES A SUBORDINATED CONVERTIBLE NOTES DUE 2005 AND
            8.5% SERIES B SUBORDINATED CONVERTIBLE NOTES DUE 2005 OF

                            TRANSPORT HOLDINGS INC.
                            DATED DECEMBER   , 1996

THE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON JANUARY   , 1997,
UNLESS EXTENDED. THIS OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE CONSUMMATION OF THE MERGER OF TRANSPORT HOLDINGS INC. WITH AND INTO CONSECO, INC. SEE "THE EXCHANGE OFFER AND SOLICITATION -- CONDITIONS TO THE OFFER" IN THE ACCOMPANYING OFFER TO PURCHASE.

EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES, NOTES, ONCE TENDERED, MAY NOT BE WITHDRAWN, AND CONSENTS, ONCE DELIVERED, MAY NOT BE REVOKED. SEE "THE EXCHANGE OFFER AND SOLICITATION -- WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS" IN THE ACCOMPANYING OFFER TO PURCHASE.

           The Depositary for the Exchange Offer and Solicitation is:

                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                      By Mail, Overnight Delivery or Hand:

                  First Union National Bank of North Carolina
                           Corporate Trust Operations
                       11th Floor, 230 South Tryon Street
                            Charlotte, NC 28288-1153

                      For Information Call: (800) 829-8432

     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL ("CONSENT AND LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS CONSENT AND LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

     This Consent and Letter of Transmittal is to be used if Notes (as defined below) are to be physically delivered herewith according to the delivery procedures set forth in the section entitled "The Exchange Offer and Solicitation -- Procedures for Tendering Notes and Delivering Consents" of the accompanying Offer to Purchase and Consent Solicitation Statement dated December
  , 1996 (the "Statement"). Holders who tender Notes are required to consent to the Proposed Amendments. The tender of Notes under this Consent and Letter of Transmittal will constitute such consent.

     Holders who wish to consent to the Proposed Amendments and tender their Notes must, at a minimum, complete columns (1) through (3) in the table below and sign in the appropriate box below. If only those columns are completed, the Holder will be deemed to have consented to the Proposed Amendments with respect to, and to have tendered, all Notes listed in the box. If the Holder wishes to tender less than all of such Notes, column (4) must be completed in full, and such Holder should refer to Instruction 4.

     PERSONS WHO ARE NOT REGISTERED HOLDERS OF THE NOTES TENDERED MUST OBTAIN AN EXECUTED PROXY FROM THE REGISTERED HOLDER OF SUCH NOTES AND DELIVER SUCH PROXY TO THE DEPOSITARY WITH THE EXECUTED LETTER OF TRANSMITTAL OR THE REGISTERED HOLDER MUST SIGN THE CONSENT CONTAINED HEREIN.

     HOLDERS WHO WISH TO RECEIVE THE OFFER CONSIDERATION WITH RESPECT TO ANY
NOTE MUST TENDER PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON JANUARY   , 1997 (THE
"EXPIRATION DATE"). HOLDERS WHO TENDER NOTES TO THE DEPOSITARY AFTER THE EXPIRATION DATE WILL NOT RECEIVE ANY TENDER PAYMENTS. HOWEVER, THE COMPANY'S OBLIGATION TO MAKE TENDER PAYMENTS IS SUBJECT TO THE CONDITIONS DESCRIBED IN THE OFFER TO PURCHASE.

     All capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Offer to Purchase.

----------------------------------------------------------------------------------------------------------
                 DESCRIPTION OF NOTES TENDERED AND WITH RESPECT TO WHICH CONSENT IS GIVEN
                                        (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------
                                                      NOTES TENDERED AND WITH RESPECT TO WHICH CONSENT IS
        NAME(S) AND ADDRESS(ES) OF HOLDER(S)                                 GIVEN
             (PLEASE FILL IN, IF BLANK)                (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                        (1)                                 (2)               (3)               (4)
----------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                        TOTAL PRINCIPAL  TENDERED AND WITH
                                                           NOTE            AMOUNT OF     RESPECT TO WHICH
                                                          NUMBERS            NOTES       CONSENT IS GIVEN*
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                     TOTAL NOTES
                                                     TENDERED
----------------------------------------------------------------------------------------------------------
  * Unless otherwise indicated, it will be assumed that the entire principal amount of Notes delivered to the Depositary is being tendered. See Instruction 4. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. You must consent to the Proposed
    Amendments with respect to any Note tendered, and tender of any Notes will constitute a Consent to the
    Proposed Amendments with respect to such Notes. If you are not the registered Holder of the Notes, the assignment block on the back of the Note must be properly completed in order to tender, or the Note must be accompanied by appropriate bond powers, and you must obtain a consent from the registered
    Holder of such Notes to Consent. If the space provided above is inadequate, attach a signed schedule setting forth the requested information.
----------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Conseco, Inc., an Indiana corporation ("Conseco"), upon the terms and subject to the conditions set forth in its Offer to Purchase, receipt of which is hereby acknowledged, and in accordance with this Consent and Letter of Transmittal (which together constitute the "Offer"), the principal amount of the 8.5% Series A Subordinated Convertible Notes due 2005 (the "Series A Notes") or 8.5% Series B Subordinated Convertible Notes due 2005 (the "Series B Notes" and, collectively with the Series A Notes, the "Notes") of Transport Holdings Inc., a Delaware corporation ("THI"), indicated in the table above entitled "Description of Notes Tendered and With Respect to Which Consent Is Given" and consents to the Proposed Amendments with respect to the principal amount of Notes so tendered.

     Subject to, and effective upon, acceptance for payment of the Notes tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Conseco all right, title and interest in and to such Notes tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of Conseco, (b) present such Notes for transfer on the books of Conseco, (c) deliver the Consent contained herein to Conseco and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and Consents, all in accordance with the terms of the Offer.

     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent to the Proposed Amendments (with respect to the principal amount of the Notes indicated in the table above entitled "Description of Notes Tendered and With Respect to Which
Consent Is Given") as permitted by Section    of the Loan Agreement. The
undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Purchase and this Consent and Letter of Transmittal. The undersigned understands that an amendment to the Loan Agreement providing for the Proposed Amendments will be executed by Conseco and become effective immediately upon receipt of the Requisite Consents (which may occur as early as the Effective Time), and that no revocation of Consents may be made after the Notes to which such Consents relate have been accepted for payment.

     The undersigned hereby represents and warrants that (a) he or she has full power and authority to give the Consent contained herein and (b) he or she owns the Notes tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Notes tendered hereby and that the Notes tendered hereby are free and clear of all security interests, liens, charges, restrictions, encumbrances conditional sales agreements or other obligations relating to the sale or transfer thereof, and are not subject to any adverse claim. Upon request, the undersigned will execute and deliver any additional documents deemed by Conseco to necessary or desirable to complete the sale of the Notes tendered hereby and to perfect the undersigned's Consent. The undersigned represents that he or she has read and agrees to all of the terms and conditions of the Offer.

     The consideration for each not validly tendered and not withdrawn pursuant to the Exchange Offer will consist of shares of Conseco Common Stock and cash determined in accordance with the section entitled "The Exchange Offer and Solicitation -- Terms of the Exchange Offer and Solicitation" in the Offer to Purchase.

     The undersigned understands that tenders of Notes and delivery of Consents pursuant to any of the procedures described in the section entitled "The Exchange Offer and Solicitation -- Procedures for Tendering Notes and Delivering Consents" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Conseco upon the terms and subject to the conditions of the Offer to Purchase.

     Unless otherwise indicated herein under "Special Payment or Issuance Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned and checks for payments of the Offer Consideration to be made in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and checks for payments of the Offer Consideration to be made in connection with the Offer be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the "Special Payment or Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Notes be delivered to, and checks for payments of the Offer Consideration to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that Conseco has no obligation pursuant to the "Special Payment or Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered holder(s) thereof if Conseco does not accept for purchase any of the principal amount of such Notes so tendered.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, Notes, once tendered, may not be withdrawn, and Consents, once delivered, may not be revised.

--------------------------------------------------------------------------------

                               SPECIAL PAYMENT OR
                             ISSUANCE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

        To be completed ONLY if certificates for shares of Conseco Common Stock and/or any check for the Offer Consideration of Notes purchased are to be issued in the name of and sent to someone other than the undersigned. If the Notes are to be issued to someone other than the undersigned, the assignment block on the back of the Notes must be properly completed, or the Notes must be accompanied by appropriate bond powers. Attach a separate signed schedule if the space provided below is insufficient.

   Issue  [ ] check  [ ] certificate for Conseco
                         Common Stock to:

   Name
             -----------------------------------------------------
                                 (PLEASE PRINT)

   Address
             -----------------------------------------------------

   ---------------------------------------------------------------

   ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ---------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                     SOCIAL SECURITY NUMBER(S))* OF PAYEE,

             *Please also complete the enclosed Substitute Form W-9
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

        To be completed ONLY if certificates for shares of Conseco Common Stock and/or any check for the Offer Consideration of Notes purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail  [ ] check  [ ] certificate for Conseco
                         Common Stock to:

   Name
             -----------------------------------------------------
                                 (PLEASE PRINT)

   Address
             -----------------------------------------------------

   ---------------------------------------------------------------

   ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF THIS CONSENT AND LETTER OF TRANSMITTAL IS SIGNED BY A HOLDER OF NOTES WHO IS
 NOT A REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY OR
                             THE FOLLOWING CONSENT:

 Pursuant to Conseco's solicitation of Consents to the Proposed Amendments and the Offer,
          the undersigned hereby consents to the Proposed Amendments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      SIGNATURE(S) OF REGISTERED HOLDER(S)

Dated:
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              HOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 ENCLOSED)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on Note or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

   Dated:

   -----------------------------------------------------------------------------

   Name(s)
   -------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Area Code and
   Telephone Number (     )
   ------------------------------------------------------
                                    (DAY)

                        (     )
   ------------------------------------------------------
                                    (NIGHT)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                      USED BY FINANCIAL INSTITUTIONS ONLY.

   Authorized Signature
   ------------------------------------------------------------

   Name
    ----------------------------------------------------------------------------
                                   (PLEASE PRINT)

   Title
  ------------------------------------------------------------------------------

   Name of Firm
   -------------------------------------------------------------------

   Address
   ---------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number (     )

   Dated:
--------------------------------------------------------------------------------

                           INSTRUCTIONS FORMING PART
                    OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the Holder of the Notes tendered herewith and payment of the Offer Consideration and delivery are to be made directly to such Holder, or if such Notes are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each such entity being hereinafter referred to as an "Eligible Institution"), no signature guarantee is required. In all other cases, all signatures on this Consent and Letter of Transmittal or a facsimile thereof must be guaranteed by a Medallion Signature Guarantor, except in cases where Notes tendered herewith are tendered for the account of an Eligible Institution.

     2. DELIVERY OF CONSENT AND LETTER OF TRANSMITTAL AND NOTES. This Consent and Letter of Transmittal is to be completed by Holders if certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders according to the delivery procedures set forth under the caption "The Exchange Offer and Solicitation -- Procedures for Tendering Notes and Delivering Consents" in the Offer to Purchase. All physically delivered Notes, as well as a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date.

     The method of delivery of the Notes, the Consent and Letter of Transmittal and any other required documents is at the option and risk of the tendering holders. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

     All tendering holders, by execution of this Consent and Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided for responses to any requests for information contained in this Consent and Letter of Transmittal is inadequate, attach a separate signed schedule setting forth such information.

     4. PARTIAL TENDERS OR CONSENTS. Consent to the Proposed Amendments and tenders of Notes will be accepted only in integral multiples of $1,000. If consent is given or tenders made with respect to less than the entire principal amount of the Notes, fill in the principal amount (in integral multiples of $1,000) of the Notes which are to be tendered and as to which Consents are given in the column entitled "Principal Amount Tendered and With Respect to Which Consent is Given." In such case, a new Note for the remainder of the principal amount of the Note will be issued and sent to the holders unless otherwise specified in the "Special Payment or Issuance Instructions" or "Special Delivery Instructions" boxes on this Consent and Letter of Transmittal. The aggregate principal amount of all Notes delivered to the Depositary is deemed to have been tendered and Consents given with respect thereto unless otherwise indicated.

     5. SIGNATURES ON CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS.

          (a) If this Consent and Letter of Transmittal is signed by a person other than the registered Holder, a consent in the form provided in this Consent and Letter of Transmittal or a valid proxy must be obtained from such holder of record with the signature of such holder of record guaranteed by a Medallion Signature Guarantor. See Instruction 1. If this Consent and Letter of Transmittal is signed by the registered Holder of the Notes tendered hereby, the signature must correspond with the name as written on the face of the Notes without any change whatsoever.

          (b) If any of the Notes is held of record by two or more persons, all such persons must sign this Consent and Letter of Transmittal.

          (c) If any of the Notes is registered in different names, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal as there are different registrations.

          (d) If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes, no endorsements of Notes or separate bond powers are required unless payment is to be made, or Notes not tendered or not purchased are to be issued or returned, in the name of any person other than the registered Holder(s). Signatures on any such Notes or bond powers must be guaranteed by a Medallion Signature Guarantor.

          (e) If this Consent and Letter of Transmittal is signed by a person other than the registered Holder of the Notes listed, the Notes must be endorsed or accompanied by appropriate bond powers in either case signed exactly as the name of the registered Holder appears on the Notes. Signatures on such Notes or bond powers must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

          (f) If this Consent and Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Depositary of their authority so to act.

     6. TRANSFER TAXES. Conseco will pay or cause to be paid any security transfer taxes with respect to the sale and transfer of any Notes to it pursuant to the Offer. If, however, payment of the Offer Consideration is to be made to, or Notes not tendered or not purchased are to be issued or returned in the name of, any person other than the registered Holder(s), the amount of any security transfer taxes (whether imposed on the registered Holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the payment unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates representing shares of Conseco Common Stock and/or checks are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the captioned boxes "Special Payment or Issuance Instructions" and "Special Delivery Instructions" on this Consent and Letter of Transmittal should be completed.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes will be determined by Conseco, in its sole discretion, which determination shall be final and binding on all parties. Conseco reserves the absolute right to reject any or all tenders determined by Conseco not to be in proper form or the acceptance of or payment for which may, in the opinion of Conseco's counsel, be unlawful. Conseco also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Notes and Conseco's interpretation of the terms and conditions of the Offer (including these Instructions) will be final and binding. No tender of Notes will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured prior to the Expiration Date. The Depositary is obligated to return any Note improperly tendered to the Holder thereof, which Holder shall have the right to retender such Note in proper form so long as such tender is made prior to the Expiration Date. Except as set forth in the immediately preceding sentence, none of the Depositary, Conseco or any other person shall be obligated to give notice of defects or irregularities in tenders and consents, nor shall any of them incur any liability for failure to give any such notice.

     9. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Requests for assistance may be directed to, and additional copies of the Offer to Purchase and this Consent and Letter of Transmittal may be obtained from, the Depositary at its address as set forth below.

     10. SUBSTITUTE FORM W-9. Each tendering Holder is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify that the Holder is not subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax withholding on the payments made to the Holder or other payee with respect to Notes purchased and Consents given pursuant to the Offer and the Solicitation. If the consenting Holder does not have a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then this Holder should write "Applied for" in the space for the TIN in Part 1, check the box in Part 3, sign and date the form, and give it to the Depositary. In addition, a consenting Holder who checked the box in Part 3 must complete the Certificate of Awaiting Taxpayer Identification Number. Generally, such Holder will then have 60 days to obtain a TIN and furnish it to the Depositary by completing a new Form W-9 including the new TIN. Notwithstanding that the box in
Part 3 on the Substitute Form W-9 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Depositary will withhold 31% of all such payments until such time as a properly certified TIN is provided to the Depositary.

     In order for a foreign individual to qualify as an exempt recipient, the Holder must submit a completed IRS Form W-8. IRS Form W-8 may be obtained by contacting the Depositary at the address set forth below.

     IMPORTANT: This Consent and Letter of Transmittal (or a manually signed facsimile thereof), together with Notes and all other required documents must be received by the Depositary on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER, (INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND OTHER TAX LAWS) OF THE CONSENTS AND THE SALE OF THE NOTES PURSUANT TO THE SOLICITATION AND THE OFFER. CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS FINANCIAL INSTITUTIONS, DEALERS IN SECURITIES AND FOREIGN PERSONS OR ENTITIES) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

SUBSTITUTE FORM W-9

     Under the federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Offer and the Solicitation. In order to avoid such backup withholding, each tendering Holder must provided the Depositary with such holders's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the Holder maybe subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Offer Consideration paid to such Holder with respect to the Notes purchased pursuant to the Offer may be subject to 31% backup withholding tax. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. These Holders should enter the correct TIN in Part 1 of the Substitute Form W-9, write, "Exempt" in Part 2 of the Substitute Form W-9, sign under the certification and date the form. In order for a foreign individual to qualify as an exempt recipient, the Holder must submit a completed IRS Form W-8. IRS Form W-8 may be obtained by contacting the Depositary at the address set forth below. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Notes are held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number.

CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9

     Failure to complete the Substitute Form W-9 will not, by itself, cause the Notes to be deemed invalidly tendered but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Exchange Offer and Solicitation. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the Internal Revenue Service.

                                 PAYER'S NAME:

----------------------------------------------------------------------------------------------------------
 SUBSTITUTE                    Part 1 -- PLEASE PROVIDE YOUR TIN IN
 FORM W-9                      THE BOX AT RIGHT AND CERTIFY BY SIGNING ------------------------------------
                               AND DATING BELOW:                       Social Security Number or
                                                                       Employer Identification Number
                              ----------------------------------------------------------------------------
                               Part 2 -- CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The
                               number on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I
 Department of the Treasury    am exempt from backup withholding or (b) I have not been notified by the
 Internal Revenue Service      Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)   You must cross out item (2) above if you have been notified by the IRS that
 AND CERTIFICATION             you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).
                              ----------------------------------------------------------------------------
                               CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT  Part 3
                               THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT,   Awaiting TIN    [ ]
                               AND COMPLETE.
                               Name
                                    ----------------------------------------------------------------------
                                                    (Please Print)

                               Address
                                    ----------------------------------------------------------------------

                                    ----------------------------------------------------------------------
                                                  (Include Zip Code)
                               SIGNATURE DATE                                               DATE
                                              ----------------------------------------------    ----------
----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments due to me will be withheld until I provide a number.

---------------------------------------------                 ------------------------------
                    Signature                                               Date

           The Depositary for the Exchange Offer and Solicitation is:

                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                      By Mail, Overnight Delivery or Hand:

                  First Union National Bank of North Carolina
                           Corporate Trust Operations
                       11th Floor, 230 South Tryon Street
                      Charlotte, North Carolina 28288-1153

                      For Information Call: (800) 829-8432